Acquisitions and dispositions	12 Months Ended
Mar. 31, 2019
Acquisitions and dispositions

4. Acquisitions and dispositions:

Toyota Housing Corporation, a consolidated subsidiary of Toyota Motor Corporation, increased its ownership interest in Misawa Homes Co., Ltd. (Business description: Production and sale of housing materials and components, etc.) to 51% by acquiring 11,181,798 shares of common stock of Misawa Homes Co., Ltd. through a tender offer on December 29, 2016 as well as a third-party allotment of Misawa Homes Co., Ltd. shares to Toyota Housing Corporation and a disposal of Misawa Homes Co., Ltd. treasury stock on January 5, 2017, in order to increase competitiveness through enhanced cooperation with Misawa Homes Co., Ltd. As a result, Misawa Homes Co., Ltd., previously an affiliated company accounted for under the equity method, is now accounted for as a consolidated subsidiary of Toyota Motor Corporation.

The acquisition was accounted for under the acquisition method. Acquisition-related costs were accounted as expense when incurred, and the estimated fair values of the assets acquired, liabilities assumed and noncontrolling interests as of the date of the acquisition of control are immaterial in value.

The amount of sales of Misawa Homes Co., Ltd. after the date of the acquisition of control, which is included in “Sales of products” of Toyota’s consolidated statements of income for fiscal 2017, is ¥130,046 million. Misawa Homes’ net income does not have a material effect on net income attributable to Toyota Motor Corporation in term of monetary value.

In addition to the above, Toyota made several acquisitions and dispositions during the years ended March 31, 2017, 2018 and 2019, however the assets and liabilities acquired or transferred were not material.